UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2008

Date of reporting period:	April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2

Schedule of Investments	3-9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Statement of Cash Flows	13

Notes to Financial Statements	14-22

Financial Highlights	23

Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements	24-25

Proxy Voting Policies & Procedures/Appointment of New Trustee	26

PIMCO Income Opportunity Fund Letter to Shareholders

June 13, 2008

Dear Shareholder:

We are pleased to provide you with the initial semi-annual report for the PIMCO Income Opportunity Fund (the “Fund”) for the period November 30, 2007 (commencement of operations) through April 30, 2008.

The U.S. bond market delivered positive returns during the five-month period as economic growth moderated, leading to lower interest rates and higher bond prices. The Federal Reserve (the “Fed”) reduced the Federal Funds rate five times during the period, reducing the bench mark rate on loans between member banks from 4.5% to 2.0%.

For performance and specific information on the Fund, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 1

PIMCO Income Opportunity Fund Fund Insights/Performance & Statistics

April 30, 2008 (unaudited)

•	From the Fund’s commencement of operations on November 30, 2007 through April 30, 2008, the Fund had a net asset value (“NAV”) return of 1.57% and a market price return of (2.33)%.
•

The JPMorgan EMBI Global Index and the Citi Mortgage Index returned 2.29% and 2.76%, respectively during the five-month period. The Lehman Global Credit and Global High Yield Indices returned 0.54% and 1.31%, respectively for the reporting period.

•	Emphasis on the intermediate part of the yield curve contributed positively to returns, as the five-year yield declined during five-month period.
•

Allocation to emerging market debt contributed to mixed results on performance. Exposure to Russia, and Ukraine dollar-denominated debt contributed positively to performance, however, allocations to Indonesia, South Africa, and Venezuela detracted from total return. In addition, exposure to Brazilian local interest rates detracted from performance, as Brazilian local rates rose during the period.

•	The Fund’s non-dollar exposure contributed positively to performance, as the dollar weakened relative to the major developed market currencies and emerging market currencies.
•

Allocation to corporate sectors detracted from performance, as corporate spreads widened during the five-month period. However, the strong rally in the high-yield sector in April 2008 mitigated potential losses.

•

The Fund’s modest exposure to bank loans detracted from performance during the five-month period. Negative technical indicators drove bank loan returns down dramatically since mid-2007; the dislocation between spreads and defaults weighted heavily on the sector. However, the leveraged loan market traded with a significantly better tone in April 2008. The rally offset some potential losses in the previous months.

•	Exposure to the mortgage sector contributed positively to performance, as mortgages outperformed the other spread sectors during the reporting period. More specifically:
• Although high-grade mortgage-backed securities underperformed Treasuries of like durations, the sub-sector fared better than most non-agency sectors.
• Commercial mortgage-backed securities underperformed Treasuries, as spreads widened across the capital structure despite strong fundamental collateral performance.
•

Exposure to home equity asset-backed securities near the top of the capital structure detracted from returns, as balance sheet pressure among market participants caused forced sales, regardless of credit quality.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Commencement of Operations (11/30/07) to 4/30/08	(2.33)%	1.57%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/07) to 4/30/08	Market Price	$23.72
	NAV	$23.53
NAV	Premium to NAV	0.81%
Market Price	Market Price Yield(2)	8.95%

Moody’s Rating
(as a % of total investments)

(1) Past performance is not a guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income and gains from the sale of portfolio securities and other sources) payable to shareholders by the market price per share at April 30, 2008.

2 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
U.S. GOVERNMENT AGENCY SECURITIES – 44.9%
	Fannie Mae,
$571	4.343%, 12/1/33, FRN, MBS (j)	Aaa/AAA	$569,229
943	5.50%, 5/1/37, MBS (j)	Aaa/AAA	949,148
25	5.50%, 7/1/37, MBS (j)	Aaa/AAA	24,750
200	5.50%, 12/1/37, MBS (j)	Aaa/AAA	201,338
22,624	5.50%, 1/1/38, MBS (j)	Aaa/AAA	22,775,299
2,700	5.50%, 5/1/48, MBS	Aaa/AAA	2,670,047
2,700	5.50%, 5/1/48, MBS (e)	Aaa/AAA	2,678,063
9,900	5.50%, MBS, TBA (e)	Aaa/AAA	9,954,143
5,943	6.00%, 11/1/37, MBS (j)	Aaa/AAA	6,081,720
725	6.283%, 7/1/26, FRN, MBS (j)	Aaa/AAA	733,713
218	7.00%, 9/25/23, CMO (j)	Aaa/AAA	231,606
3,584	7.00%, 8/1/36, MBS (j)	Aaa/AAA	3,730,363
959	8.50%, 6/25/30, CMO (j)	Aaa/AAA	1,039,471
			51,638,890
	Freddie Mac,
200	4.00%, 4/15/19, CMO (j)	Aaa/AAA	187,867
103	5.00%, 2/15/24, CMO (j)	Aaa/AAA	104,493
680	5.622%, 6/1/36, FRN, MBS (j)	Aaa/AAA	686,018
71	6.00%, 11/1/33, MBS (j)	Aaa/AAA	72,560
91,300	6.00%, MBS, TBA (e)	Aaa/AAA	93,397,070
603	6.085%, 1/1/37, FRN, MBS (j)	Aaa/AAA	618,084
518	6.188%, 1/1/37, FRN, MBS (j)	Aaa/AAA	528,045
48	6.50%, 6/15/32, CMO (j)	Aaa/AAA	49,975
500	7.00%, 3/15/24, CMO (j)	Aaa/AAA	528,773
500	7.00%, 6/15/29, CMO (j)	Aaa/AAA	526,621
170	7.00%, 3/15/31, CMO (j)	Aaa/AAA	179,538
431	7.00%, 3/15/32, CMO (j)	Aaa/AAA	450,510
143	7.25%, 9/15/30, CMO (j)	Aaa/AAA	152,866
			97,482,420
Total U.S. Government Agency Securities (cost-$148,839,301)			149,121,310

SOVEREIGN DEBT OBLIGATIONS – 21.5%

Brazil – 8.0%
BRL 50,469	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12, (f)	NR/NR	26,576,048

Colombia – 3.9%
COP 24,000,000	Republic of Colombia, 9.85%, 6/28/27	Ba2/BB+	12,840,937

Mexico – 4.4%
MXN 160,000	Mexican Bonos, 7.25%, 12/15/16	Baa1/A+	14,593,419

Poland – 2.0%
PLN 15,000	Poland Government Bond, 5.75%, 9/23/22	A2/A	6,634,396

South Africa – 3.2%
ZAR 76,000	Republic of South Africa, 13.00%, 8/31/10	A2/A+	10,603,551
Total Sovereign Debt Obligations (cost-$70,465,232)			71,248,351

CORPORATE BONDS & NOTES – 17.0%

Airlines – 0.5%
$1,539	United Air Lines, Inc., 7.73%, 1/1/12	Ba3/BB+	1,523,522

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 3

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2008 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Banking – 2.4%
$3,000	Bank of America Corp., 8.00%, 12/29/49, FRN (g)	A1/A+	$3,059,727
3,000	Barclays Bank PLC, 6.05%, 12/4/17 (a)(d)	Aa2/AA-	2,939,139
2,500	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (a)(d)(g)	Aa2/AA	2,087,172
			8,086,038
Commercial Services –0.3%
1,000	President & Fellows of Harvard College, 5.625%, 10/1/38	Aaa/AAA	995,608

Energy –1.5%
2,000	Kinder Morgan Finance Co., 5.70%, 1/5/16	Ba1/BB	1,925,000
3,000	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	Baa3/BBB-	3,199,467
			5,124,467
Financial Services –6.0%
2,000	Citigroup, Inc., 8.40%, 4/30/18, FRN (g)	A2/A	2,026,660
2,000	First Data Corp., 9.875%, 9/24/15 (a)(d)	B3/B	1,822,500
2,000	General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	B2/B	1,696,812
RUB 165,000	GPB Eurobond Finance PLC, 7.25%, 2/22/10	A3/BBB-	6,870,986
€ 2,000	Green Valley Ltd., 8.342%, 1/10/11, FRN (a)(b)(d)	NR/BB+	3,134,351
$2,000	LVB Acquisition Merger Sub., Inc., 10.00%, 10/15/17 (a)(d)	B3/B-	2,155,000
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16, FRN (g)	Aa3/A	2,192,915
			19,899,224
Food & Beverage –1.6%
3,000	Archer-Daniels-Midland Co., 6.45%, 1/15/38	A2/A	3,123,657
2,000	Kraft Foods, Inc., 6.875%, 2/1/38	Baa2/BBB+	2,082,732
			5,206,389
Healthcare & Hospitals –1.9%
4,000	HCA, Inc., 9.25%, 11/15/16	B2/BB-	4,310,000
2,000	UnitedHealth Group, Inc., 6.00%, 2/15/18	Baa1/A-	1,981,544
			6,291,544
Printing/Publishing –0.4%
2,000	RH Donnelley Corp., 8.875%, 1/15/16	B3/B	1,310,000

Telecommunications –1.8%
2,000	Citizens Communications Co., 9.00%, 8/15/31	Ba2/BB+	1,855,000
2,000	Nortel Networks Ltd., 10.125%, 7/15/13	B3/B-	1,970,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,975,000
			5,800,000
Utilities –0.6%
2,000	AES Corp., 8.00%, 10/15/17	B1/BB-	2,095,000
Total Corporate Bonds & Notes (cost-$56,421,040)			56,331,792

MORTGAGE-BACKED SECURITIES –15.9%
915	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Aa1/NR	640,556
3,000	Banc of America Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO, VRN	NR/AAA	3,041,450
	Bear Stearns Alt-A Trust, CMO,
904	5.448%, 7/25/35, FRN	Aaa/AAA	728,213
995	6.142%, 5/25/36, VRN	Aaa/AAA	821,575

4 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2008 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

$953	Bear Stearns Asset Backed Securities Trust, 5.50%, 12/25/35, CMO	Aaa/AAA	$876,667
2,722	Bear Stearns Structured Products, Inc., 2.806%, 1/26/37, CMO, FRN (a)(b)(d)	NR/NR	2,694,839
951	Countrywide Alternative Loan Trust, 6.00%, 11/25/35, CMO	Aaa/AAA	783,249
	Credit Suisse Mortgage Capital Certificates, CMO,
1,000	5.896%, 4/25/36	Aaa/AAA	791,247
929	6.50%, 5/25/36	Aaa/AAA	777,666
917	First Horizon Alternative Mortgage Securities, 5.380%, 8/25/35, CMO, FRN	Aaa/AAA	573,520
2,500	GE Capital Commercial Mortgage Corp., 5.512%, 11/10/45, CMO, VRN	Aaa/AAA	2,507,194
	Greenwich Capital Commercial Funding Corp., CMO,
3,000	5.224%, 4/10/37, VRN	Aaa/AAA	2,976,977
2,500	5.444%, 3/10/39	Aaa/AAA	2,436,078
849	GS Mortgage Securities Corp. II, 6.044%, 8/15/18, CMO (a)(d)	Aaa/AAA	866,882
3,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49, CMO	Aaa/NR	2,908,016
2,000	LB-UBS Commercial Mortgage Trust, 5.43%, 2/15/40, CMO	NR/AAA	1,945,114
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
215	6.875%, 1/25/34	Aaa/AAA	201,357
152	7.333%, 12/25/33	Aaa/AAA	129,801
3,000	Merrill Lynch Countrywide Commercial Mortgage Trust, 5.172%, 12/12/49, CMO, VRN	Aaa/AAA	2,890,186
	Morgan Stanley Capital I, CMO, VRN,
3,000	5.560%, 3/12/44	Aaa/AAA	2,976,977
3,000	5.731%, 7/12/44	NR/AAA	3,009,070
1,947	Residential Accredit Loans, Inc., 6.00%, 8/25/35, CMO	NR/AAA	1,798,144
2,001	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/AAA	1,779,418
2,661	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	NR/AAA	2,589,222
4,744	Structured Asset Securities Corp., 3.395%, 5/25/33, CMO, FRN	Aaa/AAA	4,064,610
946	TBW Mortgage, 6.00%, 7/25/36, CMO	NR/AAA	778,853
	Wachovia Bank Commercial Mortgage Trust, CMO,
686	2.806%, 9/15/21, FRN (a)(d)	Aaa/AAA	645,562
3,000	5.572%, 10/15/48	Aaa/AAA	2,972,694
3,490	5.928%, 5/15/43, VRN	Aaa/NR	3,520,214
Total Mortgage-Backed Securities (cost-$53,874,624)			52,725,351

SENIOR LOANS (a)(c) – 9.0%

Energy – 0.5%
	NRG Energy Holding,
289	4.196%, 2/1/13, Term B (b)		278,089
914	4.196%, 2/1/13, Term B		879,167
588	4.346%, 2/1/13		565,229
			1,722,485

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 5

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2008 (unaudited) (continued)

Principal Amount (000)		Value

Financial Services – 1.4%
	First Data Corp.,
$55	5.349%, 9/24/14 (b)	$51,692
133	5.446%, 9/24/14	125,146
1,803	5.645%, 9/24/14, Term B	1,700,230
1,990	Nielson Finance, 5.346%, 8/9/13, Term B	1,887,092
	Universal City (b),
12	4.30%, 6/9/11	11,268
393	4.47%, 6/9/11, Term B	383,595
196	4.60%, 6/9/11	191,798
6	4.77%, 6/9/11	5,994
393	4.82%, 6/9/11	383,595
		4,740,410
Healthcare & Hospitals – 2.0%
1,990	Biomet, Inc., 5.696%, 3/25/15, Term B	1,955,589
1,815	Community Health Systems, Inc., 5.335%, 7/25/14, Term B	1,741,020
2,985	HCA, Inc., 4.946%, 11/18/13, Term B	2,839,516
		6,536,125
Multi-Media – 0.6%
1,990	CSC Holdings, Inc., 4.477%, 3/30/13, Term B	1,921,447

Paper/Paper Products – 0.9%
	Georgia-Pacific Corp., Term B,
222	4.446%, 12/20/12	213,391
2,472	4.74%, 12/20/12	2,374,886
291	4.835%, 12/20/12	279,398
		2,867,675
Printing/Publishing – 0.6%
85	Idearc, Inc., 4.86%, 11/17/14 (b)	70,211
2,000	Tribune Co., 5.478%, 5/30/09, Term X	1,907,500
		1,977,711
Telecommunications – 1.0%
	Telesat Canada, Inc.,
10	5.79%, 10/22/14, Term DD	9,915
259	5.89%, 10/22/14, Term B	245,136
40	5.90%, 10/22/14	37,772
1,579	5.90%, 10/22/14, Term B	1,494,995
13	5.90%, 10/22/14, Term DD	12,598
27	5.92%, 10/22/14, Term DD	27,297
1,905	Verizon IDEARC, Inc., 4.70%, 11/17/14, Term B	1,576,452
		3,404,165
Utilities – 0.8%
2,556	Texas Competitive Electric Holdings Co. LLC, 6.596%, 10/10/14	2,452,573
429	TXU, 6.478%, 10/10/14	411,161
		2,863,734
Waste Disposal – 0.6%
	Allied Waste North America, Inc.,
325	4.08%, 3/28/14, Term B	314,665
279	4.30%, 3/28/14, Term B	269,713

6 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2008 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value

Waste Disposal (continued)
$596		4.57%, 3/28/14, Term B		$576,885
49		4.59%, 3/28/14, Term B		47,465
751		4.60%, 3/28/14		726,726
				1,935,454
Wholesale – 0.6%
1,990		Roundy’s, Inc., 5.47%, 10/27/11, Term B		1,868,539
Total Senior Loans (cost-$30,393,988)				29,837,745

ASSET-BACKED SECURITIES – 4.2%
2,678		Bear Stearns Second Lien Trust, 3.115%, 12/25/36, FRN (a)(d)	Aaa/BB	1,927,971
		Ford Credit Auto Owner Trust,
975		4.36%, 6/15/10	Aaa/AAA	979,464
1,215		4.38%, 1/15/10	Aaa/AAA	1,215,593
		Green Tree Financial Corp.,
467		6.11%, 9/1/23	NR/B-	466,673
651		6.33%, 11/1/29, VRN	Baa2/NR	652,985
246		6.48%, 12/1/30	NR/B-	249,088
710		7.14%, 3/15/28	Baa1/NR	725,508
2,162		7.40%, 6/15/27	A2/AA	2,270,120
390		7.65%, 10/15/27, VRN	Aa1/AAA	405,232
812		GSAA Trust, 3.165%, 6/25/35, FRN	Aaa/AAA	574,038
2,171		Popular ABS Mortgage Pass-Through Trust, 3.175%, 7/25/35, FRN	Aaa/AAA	1,998,933
2,614		Quest Trust, 3.795%, 6/25/34, FRN (a)(d)	Aa2/AA	2,507,803
Total Asset-Backed Securities (cost-$14,123,760)				13,973,408

MUNICIPAL BONDS – 0.9%

West Virginia – 0.9%
3,200		Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$3,066,447)	Baa3/BBB	3,000,064

SHORT-TERM INVESTMENTS – 34.0%

U.S. Government Agency Securities – 10.0%
		Federal Home Loan Bank Discount Notes,
9,000		1.01%, 5/16/08	P-1/A-1+	8,992,313
15,300		1.75%, 5/1/08	P-1/A-1+	15,300,000
9,000		2.06%, 5/14/08	P-1/A-1+	8,993,305
Total U.S. Government Agency Securities (cost-$33,285,618)				33,285,618

U.S. Treasury Bills (h) – 2.7%
9,000		1.03%-1.40%, 5/29/08-6/26/08 (cost-$8,986,057)		8,986,057

Corporate Notes – 1.0%
Banking – 1.0%
RUB	80,000	Dali Capital S.A., 7.00%, 4/13/09 (cost-$3,271,984)	A1/BBB+	3,361,359

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 7

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2008 (unaudited) (continued)

Principal Amount (000)		Value

Repurchase Agreements – 20.3%
$16,700	Credit Suisse First Boston, dated 4/30/08, 1.90%, due 5/1/08, proceeds $16,700,881; collateralized by U.S. Treasury Inflation Index Note, 3.00% due 7/15/12, valued at $17,160,189 including accrued interest	$16,700,000
49,500	Deutsche Bank, dated 4/30/08, 1.90%, due 5/1/08, proceeds $49,502,613; collateralized by U.S. Treasury Inflation Index Note, 1.625% due 1/15/15, valued at $50,684,005 including accrued interest	49,500,000
1,150	State Street Bank & Trust Co., dated 4/30/08, 1.70%, due 5/1/08, proceeds $1,150,054; collateralized by Fannie Mae, 4.25% - 5.625% due 1/15/09 - 5/19/11, valued at $657,574 including accrued interest; Federal Home Loan Bank, 1.909% due 7/11/08, valued at $24,906 including accrued interest; Freddie Mac, 5.25%, due 9/1/12, valued at $495,600 including accrued interest	1,150,000
Total Repurchase Agreements (cost-$67,350,000)		67,350,000
Total Short-Term Investments (cost-$112,893,659)		112,983,034

OPTIONS PURCHASED (i) – 0.0%

Contracts/ Notional
Amount

Call Options – 0.0%
100	U.S. Treasury Notes 2 yr. Futures (CBOT), strike price $111, expires 5/23/08	1,562
Put Options – 0.0%
13,400,000	Fannie Mae (OTC), strike price $86.50, expires 7/7/08	831
Total Options Purchased (cost-$2,520)		2,393
Total Investments before options written (cost-$490,080,571) – 147.4%		489,223,448

OPTIONS WRITTEN (i) – (0.0)%

Call Options – (0.0)%
73	U.S. Treasury Notes 10 yr. Futures (CBOT), strike price $119, expires 5/23/08	(6,844)
Put Options – (0.0)%
73	U.S. Treasury Notes 10 yr. Futures (CBOT), strike price $114, expires 5/23/08	(19,391)
Total Options Written (premiums received-$138,791)		(26,235)
Total Investments net of options written (cost-$489,941,780) – 147.4%		489,197,213
Liabilities in excess of other assets – (47.4)%		(157,400,312)
Net Assets—100%		$331,796,901

8 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2008 (unaudited) (continued)

Notes to Schedule of Investments:
(a)		Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $53,818,431, representing 16.22% of net assets.
(b)		Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(d)

144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)		When-issued or delayed-delivery security. To be settled/delivered after April 30, 2008.
(f)		Securities with an aggregate value of $26,576,048, representing 8.01% of net assets, have been fair-valued using methods as described in Note 1(a) in the Notes to Financial Statements.
(g)		Maturity date shown is date of next call. The interest rate disclosed reflects the rate in effect on April 30, 2008.
(h)		All or partial amount segregated as collateral for swap contracts.
(i)		Non-income producing.
(j)		All or partial amount segregated for reverse repurchase agreements.

Glossary:
ABS	-	Asset Backed Securities
BRL	-	Brazilian Real
CBOT	-	Chicago Board of Trade
CMO	-	Collateralized Mortgage Obligation
COP	-	Colombian Peso
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2008.
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
OTC	-	Over-the-Counter
PLN	-	Polish Zloty
NR	-	Not Rated
RUB	-	Russian Ruble
TBA	-	To Be Announced
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2008.

ZAR	-	South African Rand

See accompanying Notes to Financial Statements. | 4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 9

PIMCO Income Opportunity Fund Statement of Assets and Liabilities

April 30, 2008 (unaudited)

Assets:
Investments, at value (cost-$422,730,571)	$421,873,448
Repurchase agreement, at cost and value	67,350,000
Cash (including foreign currency of $759,541 with a cost of $743,260)	1,570,662
Receivable for terminated swaps	8,169,467
Receivable for investments sold	5,433,122
Interest receivable	4,982,680
Unrealized appreciation of swaps	590,624
Deposits with brokers for futures contracts collateral	530,200
Unrealized appreciation of forward foreign currency contracts	60,530
Total Assets	510,560,733

Liabilities:
Payable for investments purchased	114,291,592
Payable for reverse repurchase agreements	39,199,000
Premium for swaps sold	18,213,136
Unrealized depreciation of swaps	3,658,154
Dividends payable to shareholders	2,496,235
Investment management fees payable	319,759
Unrealized depreciation of forward foreign currency contracts	236,404
Payable for variation margin on futures contracts	172,263
Interest payable for reverse repurchase agreements	44,795
Options written, at value (premiums received - $138,791)	26,235
Unrealized depreciation of unfunded loan commitments	2,853
Accrued expenses	103,406
Total Liabilities	178,763,832
Net Assets	$331,796,901

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 14,103,021 shares issued and outstanding)	$141
Paid-in-capital in excess of par	335,977,438
Accumulated net realized loss	(621,596)
Net unrealized depreciation of investments, futures contracts, options written, unfunded loan commitments, swaps and foreign currency transactions	(3,559,082)
Net Assets	$331,796,901
Net Asset Value Per Share	$23.53

10 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Statement of Operations

For the period November 30, 2007* through April 30, 2008 (unaudited)

Investment Income:
Interest (net of foreign withholding taxes of $97,861)	$10,991,137
Facility and other fee income	8,625
Total Investment Income	10,999,762

Expenses:
Investment management fees	1,598,837
Interest expense	902,893
Custodian and accounting agent fees	87,233
Shareholder communications	45,600
Audit and tax services	29,640
Trustees’ fees and expenses	14,400
Transfer agent fees	12,920
Legal fees	10,640
Miscellaneous	3,800
Total expenses	2,705,963
Less: custody credits earned on cash balances	(2,873)
Net expenses	2,703,090

Net Investment Income	8,296,672

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,072,410
Swaps	228,106
Foreign currency transactions	(255,115)
Net unrealized appreciation/depreciation of:
Investments	(857,123)
Futures contracts	248,062
Options written	112,556
Swaps	(3,067,530)
Unfunded loan commitments	(2,853)
Foreign currency transactions	7,806
Net realized and unrealized loss on investments, futures contracts, options written, unfunded loan commitments, swaps and foreign currency transactions	(2,513,681)
Net Increase in Net Assets Resulting from Investment Operations	$5,782,991

* Commencement of operations.

See accompanying Notes to Financial Statements. | 4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 11

PIMCO Income Opportunity Fund Statement of Changes in Net Assets

For the period November 30, 2007* through April 30, 2008 (unaudited)

Investment Operations:
Net investment income	$8,296,672
Net realized gain on investments, swaps and foreign currency transactions	1,045,401
Net unrealized depreciation of investments, futures contracts, options written, unfunded loan commitments, swaps and foreign currency transactions	(3,559,082)
Net increase in net assets resulting from investment operations	5,782,991

Dividends and Distributions to Shareholders from:
Net investment income	(8,296,672)
Net realized gains	(1,666,997)
Total dividends and distributions to shareholders	(9,963,669)

Capital Share Transactions:
Net proceeds from the sale of common stock	335,126,213
Offering costs charged to paid-in capital in excess of par	(701,835)
Reinvestment of dividends and distributions	1,453,189
Net increase from capital share transactions	335,877,567
Total increase in net assets	331,696,889

Net Assets:
Beginning of period	100,012
End of period	$331,796,901

Shares Issued and Reinvested:
Issued	14,036,700
Issued in reinvestment of dividends and distributions	62,132
Net Increase	14,098,832

* Commencement of operations.

12 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Statement of Cash Flows

For the period November 30, 2007* through April 30, 2008 (unaudited)

Cash Flows used for Operating Activities:
Purchases of long-term investments	$(895,350,134)
Proceeds from sales of long-term investments	625,082,652
Increase in deposits with brokers for futures collateral	(530,200)
Interest and facility and other fee income received	5,800,539
Net cash received for swap transactions	10,271,775
Operating expenses paid	(2,235,130)
Net cash provided by futures transactions	420,325
Net cash provided by written options	138,791
Net realized loss on foreign currency transactions	(238,834)
Net increase in short-term investments	(109,498,267)
Net cash used for operating activities**	(366,138,483)

Cash Flows provided by Financing Activities:
Increase in reverse repurchase agreements	39,199,000
Cash dividends paid (excluding reinvestment of dividends and distributions of $1,453,189)	(7,467,434)
Net proceeds from capital share transactions	335,977,579
Net cash provided by financing activities	367,709,145
Net increase in cash and foreign currency	1,570,662
Cash and foreign currency at beginning of period	–
Cash and foreign currency at end of period	1,570,662

Reconciliation of Net Increase in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Net increase in net assets resulting from investment operations	5,782,991
Increase in payable for investments purchased	114,291,592
Increase in deposits with brokers for futures collateral	(530,200)
Increase in receivable for investments sold	(5,433,122)
Increase in interest receivable	(4,982,680)
Increase in receivable for terminated swaps	(8,169,467)
Increase in premium for swaps sold	18,213,136
Increase in accrued expenses	103,406
Increase in premium for options written	138,791
Increase in investment management fees payable	319,759
Increase in net unrealized depreciation of swaps	3,067,530
Increase in net unrealized depreciation of forward foreign currency contracts	175,874
Increase in net unrealized depreciation of unfunded loan commitments	2,853
Increase in payable for variation margin on futures contracts	172,263
Increase in net unrealized appreciation of options written	(112,556)
Increase in interest payable for reverse repurchase agreements	44,795
Net increase in investments	(489,223,448)
Net cash used for by operating activities	$(366,138,483)

*	Commencement of operations.
**	Included in operating expenses is cash paid for interest on reverse repurchase agreements of $858,098.

See accompanying Notes to Financial Statements. | 4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 13

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Income Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 12, 2007. Prior to commencing operations on November 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America, L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund issued 13,000,000 shares of common stock in its initial public offering. An additional 1,036,700 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $701,835 (representing $0.05 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Investment Manager has paid all offering costs (other than the sales load) exceeding $0.05 per share and organizational costs of approximately $25,000.

The Fund’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, the Fund will seek to achieve its objective and produce total return for shareholders by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and other income-producing securities of U.S. and foreign issuers, including emerging market issuers.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at April 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing SFAS 157 against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available

14 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, or persons acting at their discretion pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions

The Fund declares dividends and distributions from net investment income and gains from the sale of portfolio securities and other sources monthly. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 15

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(g) Option Transactions

The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

16 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 17

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(n) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 1.00% of the Fund’s average daily managed assets. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

3. Investment in Securities

For the period November 30, 2007 (commencement of operations) through April 30, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $1,006,941,851 and $613,575,097, respectively.

18 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

3. Investment in Securities (continued)

(a) Futures contracts outstanding at April 30, 2008:

Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Short: U.S. Treasury Notes 2 yr. Futures	(441)	$(93,795)	6/30/08	$248,062

(b) Transactions in options written for the period ended April 30, 2008:

	Contracts	Premiums
Options outstanding, November 30, 2007*	—	—
Options written	146	$138,791
Options outstanding, April 30, 2008	146	$138,791

* Commencement of operations

(c) Credit default swaps contracts outstanding at April 30, 2008:

Swap Counterparty: Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
ABN AMRO Bank:
Petroleos de Venezuela	$1,500	12/20/17	6.40%	$(72,458)
Barclays Bank:
Dell	2,000	6/20/13	(0.80)%	(26,044)
Gazprom	1,250	12/20/17	1.90%	(18,084)
Ukraine	5,500	12/20/17	3.09%	(8,556)
VTB Capital S.A.	1,250	12/20/17	2.34%	(12,510)
Bear Stearns:
Home Equity Index	2,000	8/25/37	0.15%	(369,700)
Home Equity Index	2,000	1/25/38	1.92%	(350,667)
Home Equity Index	1,000	5/25/46	0.17%	(125,925)
BNP Paribas:
SLM	3,000	12/20/08	3.20%	(50,363)
Citigroup:
Commercial Mortgage-Backed Index	10,000	12/13/49	0.08%	1,572
Home Equity Index	5,000	8/25/37	0.09%	(288,550)
Majapahit Holding	3,000	12/20/17	2.65%	(91,678)
Republic of Indonesia	3,000	12/20/17	2.14%	(79,985)
Credit Suisse First Boston:
Home Equity Index	2,986	7/25/45	0.18%	(19,475)
Home Equity Index	4,000	7/25/45	0.54%	(557,180)
TNK	1,500	12/20/17	3.15%	38,204
Deutsche Bank:
Dow Jones CDX	10,000	12/20/12	0.56%	64,869
Home Equity Index	300	8/25/37	0.15%	(57,705)
Home Equity Index	995	7/25/45	0.18%	94,735
Home Equity Index	300	7/25/45	0.54%	(47,923)
Home Equity Index	300	5/25/46	0.17%	(43,778)
Goldman Sachs:
LCDX	10,000	12/20/12	2.25%	50,734
JPMorgan Chase:
Cemex SAB de C.V	2,000	12/20/17	1.64%	(139,873)

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 19

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Lehman Brothers:
Dow Jones CDX	$1,987	12/20/12	1.01%	$1,679
Dow Jones CDX	6,459	12/20/12	1.02%	8,381
Dow Jones CDX	500	12/20/12	3.05%	(15,634)
Dow Jones CDX	1,000	12/20/12	3.08%	(29,991)
Merrill Lynch & Co.:
Dow Jones CDX	9,937	12/20/12	1.443%	152,235
Morgan Stanley:
Freddie Mac	5,000	3/20/13	0.72%	92,640
Gazprom Capital	4,000	12/20/08	1.38%	29,827
Home Equity Index	10,000	8/25/37	0.09%	(1,252,075)
Home Equity Index	2,500	7/25/45	0.18%	55,748
				$(3,067,530)

The Fund pledged $8,500,000 par value in U.S. Treasury Bills as collateral for swap contracts.

(d) Forward foreign currency contracts outstanding at April 30, 2008:

	U.S.$ Value Origination Date	U.S.$ Value April 30, 2008	Unrealized Appreciation (Depreciation)
Purchased:
3,808,691 Mexican Peso settling 7/10/08	$353,450	$359,195	$5,745
3,451,929 South African Rand settling 7/10/08	413,438	449,252	35,814
Sold:
16,320,775 Brazilian Real settling 7/2/08	9,350,000	9,493,674	(143,674)
12,310,550 Brazilian Real settling 12/2/08	6,800,000	6,892,730	(92,730)
2,000,000 Euro settling 5/29/08	3,129,160	3,110,189	18,971
			$(175,874)

(e)

The weighted average daily balance of reverse repurchase agreements outstanding for the period November 30, 2007 (commencement of operations) through April 30, 2008 was $69,833,727 at a weighted average interest rate of 3.53% (for 132 days open during the period).

Open reverse repurchase agreements at April 30, 2008:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Goldman Sachs	2.42%	4/14/08	5/13/08	$39,243,795	$39,199,000

20 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

3. Investment in Securities (continued)

Details of underlying collateral for open reverse repurchase agreements at April 30, 2008, as reflected in the Schedule of Investments:

Counterparty	Description	Rate	Maturity Date	Principal Amount	Market Value

Goldman Sachs	Fannie Mae	4.34%	12/1/33	$570,746	$569,229
	Fannie Mae	5.50%	5/1/37	942,841	949,148
	Fannie Mae	5.50%	7/1/37	24,586	24,750
	Fannie Mae	5.50%	12/1/37	200,000	201,338
	Fannie Mae	5.50%	1/1/38	28,566,477	28,857,019
	Fannie Mae	6.28%	7/1/26	724,501	733,713
	Fannie Mae	7.00%	9/25/23	218,122	231,606
	Fannie Mae	7.00%	8/1/36	3,583,844	3,730,363
	Fannie Mae	8.50%	6/25/30	958,980	1,039,471
	Freddie Mac	4.00%	4/15/19	200,000	187,867
	Freddie Mac	5.00%	2/15/24	103,048	104,493
	Freddie Mac	5.62%	6/1/36	680,304	686,018
	Freddie Mac	6.00%	11/1/33	70,574	72,561
	Freddie Mac	6.09%	1/1/37	602,970	618,084
	Freddie Mac	6.19%	1/1/37	517,685	528,045
	Freddie Mac	6.50%	6/15/32	48,359	49,975
	Freddie Mac	7.00%	3/15/24	500,000	528,773
	Freddie Mac	7.00%	6/15/29	500,000	526,621
	Freddie Mac	7.00%	3/15/32	431,283	450,509
	Freddie Mac	7.00%	6/15/32	170,031	179,538
	Freddie Mac	7.25%	4/15/19	143,231	152,866
					$40,421,987

(f) At April 30, 2008, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Principal Amount
Community Health Systems, Inc.	$92,807
Telesat Canada, Inc.	67,192
$159,999

4. Income Tax Information

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the period ended April 30, 2008, the Fund received $225,086 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

The cost basis of portfolio securities of $490,080,571 is substantially the same for both federal income tax and financial reporting purposes. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $4,478,544; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $5,335,667; net unrealized depreciation for federal income tax purposes is $857,123.

5. Subsequent Dividend Declarations

On May 1, 2008, a dividend of $0.177 per share was declared to shareholders payable June 2, 2008 to shareholders of record on May 12, 2008.

On June 2, 2008, a dividend of $0.177 per share was declared to shareholders payable July 1, 2008 to shareholders of record on June 12, 2008.

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 21

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2008 (unaudited)

6. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund. The foregoing speaks only as of the date hereof.

22 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Financial Highlights

For a share outstanding for the period November 30, 2007* through April 30, 2008

Net asset value, beginning of period	$23.88 **
Investment Operations:

Net investment income	0.59
Net realized and unrealized loss on investments, futures contracts, options written, unfunded loan commitments, swaps and foreign currency transactions	(0.18)
Total from investment operations	0.41
Dividends and Distributions to Shareholders from:

Net investment income	(0.59)
Net realized gains	(0.12)
Total dividends and distributions to shareholders	(0.71)
Capital Share Transactions:

Offering costs charged to paid-in capital in excess of par	(0.05)
Net asset value, end of period	$23.53
Market price, end of period	$23.72
Total Investment Return (1)	(2.33)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)	$331,797
Ratio of expenses to average net assets (2)	2.00%†
Ratio of expenses to average net assets, excluding interest expense (2)	1.33%†
Ratio of net investment income to average net assets	6.14%†
Portfolio turnover	168%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
†	Annualized
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).

See accompanying Notes to Financial Statements. | 4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 23

PIMCO Income Opportunity Fund Matters Relating to the Trustees’ Consideration of the Investment Management and
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”) and the Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser). The Trustees met in-person on November 20, 2007 (the “contract review meeting”) for the specific purpose of considering whether to approve the Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel to the Independent Trustees, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance for various time periods and the investment performance of funds with some similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information on the management fees and other expenses of somewhat comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund, (v) descriptions of various functions to be performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager would be responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

24 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

PIMCO Income Opportunity Fund Matters Relating to the Trustees’ Consideration of the Investment Management and
Portfolio Management Agreements (unaudited) (continued)

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the projected total expense ratio as a percentage of average daily total managed assets and the total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to total expense ratio. The Trustees noted that while the Fund will not be charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the projected total expense ratio of the Fund compared to the total expenses of the peer funds, recognizing that the fees for management, administrative services and other non-management services would be subsumed within the total expense ratio.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. The Trustees noted that the management fees to be paid by the Fund were generally higher than the fees paid by institutional separate account clients of the Sub-Adviser, but the Trustees were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund was also relatively higher, due in part to the more extensive regulatory regime to which the registered Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund were generally higher than the fees paid by open-end funds, but they were advised that there are additional portfolio management challenges in managing the Fund, such as meeting a regular dividend.

Based on the profitability analysis provided by the Investment Manager, the Trustees also considered the estimate of the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive in light of the nature, scope and quality of services provided to the Fund.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services to be provided by the Investment Manager and Sub-Adviser to the Fund.

4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 25

PIMCO Income Opportunity Fund Proxy Voting Policies & Procedures/Appointment of New Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge upon request by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Appointment of New Trustee

In May 2008, the Fund’s Board of Trustees appointed Diana L. Taylor as a Trustee.

26 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

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4.30.08 | PIMCO Income Opportunity Fund Semi-Annual Report 27

(This Page Intentionally Left Blank)

28 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.08

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Trustee	Assistant Treasurer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	William V. Healey
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Diana L. Taylor	Kathleen A. Chapman
Trustee	Assistant Secretary
Lagan Srivastava
Assistant Secretary
Richard J. Cochran
Assistant Treasurer

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered accounting firm, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On November 14, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over  financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2.             CODE OF ETHICS

Not required in this filing.

ITEM 3.             AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.             PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.             AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.             SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8.             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
January 2008	N/A	N/A	N/A	N/A
February 2008	N/A	$23.83	23,616	N/A
March 2008	N/A	$23.26	19,034	N/A
April 2008	N/A	$22.98	19,482	N/A

ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s Board of Trustees adopted a Nominating Committee Charter governing the affairs of the Nominating Committee of the Board, which is posted on the Allianz Investors website at www.allianzinvestors.com. Appendix B to the Nominating Committee Charter includes “Procedures for Shareholders to Submit Nominee Candidates,” which sets forth the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant has not yet held its first annual shareholders’ meeting, so these procedures have yet to be disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, and this is the first Form N-CSR filing made by the Registrant. Among other requirements, the procedures provide that the recommending shareholder must submit any recommendation in writing to the Registrant to the attention of the Registrant’s Secretary, at the address of the principal executive offices of the Registrant and that there have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.       CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.       EXHIBITS

(a) (1) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 7, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 7, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 7, 2008